                               JOHN HANCOCK FUNDS

--------------------------------------------------------------------------------

                                     GLOBAL
                                  RETAIL FUND


                                  ANNUAL REPORT



                                 August 31, 1995

                                    TRUSTEES
                             Edward J. Boudreau, Jr.
                                    Chairman
                              Dennis S. Aronowitz*
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove*
                                 Gail D. Fosler*
                                  Bayard Henry*
                               Richard S. Scipione
                               Edward J. Spellman*
                         *Members of the Audit Committee

                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                                Vice Chairman and
                            Chief Investment Officer
                                 Anne C. Hodsdon
                                    President
                                Thomas H. Drohan
                       Senior Vice President and Secretary
                                 James B. Little
                            Senior Vice President and
                             Chief Financial Officer
                               Michael P. DiCarlo
                              Senior Vice President
                                   James K. Ho
                              Senior Vice President
                                  John A. Morin
                                 Vice President
                                 Susan S. Newton
                       Vice President, Assistant Secretary
                             and Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                                    CUSTODIAN
                       State Street Bank and Trust Company
                               225 Franklin Street
                           Boston, Massachusetts 02110

                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116

                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                  LEGAL COUNSEL
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                               160 Federal Street
                           Boston, Massachusetts 02110


                               Chairman's Message

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

Educating shareholders has always been one of the most important responsibilities of a mutual fund company. But that challenge has taken on new significance in the past several years. Looking at the most recent statistics, you can see why. According to the Investment Company Institute, the mutual fund industry now manages more than $2.3 trillion for investors. More than half of that money has come into mutual funds in just the last four years. Today, there are more than 95 million mutual fund shareholder accounts. That's up from 12 million in 1980. These are people, like you, who are investing in mutual funds to save for a home, to send their children to college or to build a nest egg for a comfortable retirement. This explosive growth, coupled with the growing complexity of the financial landscape, has made all of us in the mutual fund industry work harder to inform our shareholders.

        At John Hancock Funds, we strive to educate you about all aspects of your fund: the performance, the strategies and the holdings. We want you to fully understand what you own. We want you to have realistic expectations of the potential rewards as well as the potential risks of your investment. These shareholder reports -- which we send you twice a year -- are the best way to give you the most in-depth and up-to-date information.

        In the message that follows, the portfolio manager gives a candid commentary on the market environment; the factors that affected performance; the Fund's current investment strategies; and the outlook for the months ahead.

        The ensuing financial statements provide a comprehensive look at the Fund's statistics and holdings.

        We hope you find these shareholder reports a useful tool in evaluating your investments. Of course, if you have any questions or need more information, feel free to call one of our customer service representatives on our toll-free line at 1-800-225-5291, from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.

Sincerely,

/s/ Edward J. Boudreau, Jr.
---------------------------

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                     BY BERNICE S. BEHAR, PORTFOLIO MANAGER

                                  JOHN HANCOCK

                               GLOBAL RETAIL FUND

                  Despite difficult environment for traditional
                    retail stocks, Fund posts strong returns

As they are traditionally defined, retail stocks have been in the doldrums for the past several years. A far-reaching global recession, stagnant wages, job loss and higher interest rates stymied consumer spending during the past five years. And even as many of the world's major economies started to rebound last year, consumers have remained much more selective in spending their discretionary income. As a result, some of the more traditional retailers -- including apparel manufacturers and department stores -- have generally lagged many other industry groups.

        Despite this relatively negative environment for traditional retail stocks, John Hancock Global Retail Fund has enjoyed strong returns since its inception. From the Fund's first date of operation on September 29, 1994, to August 31, 1995, it returned 35.61%, at net asset value. Meanwhile, the average global fund returned 7.18% for the same period, according to Lipper Analytical Services.(1)

[A 2 1/2" x 2" photo of Bernice S. Behar at bottom right. Caption reads:
"Bernice S. Behar, Portfolio Manager"]

STRATEGY EXPLAINED

In our view, the key to our success lies in recognizing that the definition of retailer has changed in the 1990s . Previously, retailers were commonly understood to be merchants who sold consumer goods within the confines of four walls -- a store. Entering the new century, retailing is evolving and responding to the electronic age. More companies are finding new ways to successfully reach the consumer through the mail, telephone and other channels. One of our strategies is to focus on those companies that are utilizing these rapidly-growing distribution channels. And while we haven't abandoned the more traditional retailers, we are heavily emphasizing those that have


                                   [CAPTION]
     "JOHN HANCOCK GLOBAL RETAIL FUND HAS ENJOYED STRONG RETURNS SINCE ITS
                                  INCEPTION."

                     John Hancock Funds - Global Retail Fund

[Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) America Online 3.7% 2) Nine West 3.6% 3) Seattle Filmworks 3.6% 4) Micro Warehouse 3.3% 5) Daisytek International 3.3%. A footnote below reads "As a percentage of net assets on August 31, 1995."]

carved out a strong market niche for themselves within a particular product category. That means they aren't overly dependent on rising consumer spending to be successful. Among both traditional and non-traditional retailers, our preference is high-quality, well-managed retailers that have a demonstrated ability to grow their earnings. As earnings rise, stock prices tend to rise as well.

DIRECT MARKETERS

Thinking creatively about what constitutes a retailer has provided the Fund with a broader universe of companies to explore. Many of these companies are helping shape and benefit from a new consumer age. For example, technology-related direct marketers have been some of our best performers since the Fund began. These companies benefit from two powerful trends: the rapidly growing consumer demand for computer hardware and software goods, and the growth of direct marketing as a means to distribute those goods. Insight, one of our larger holdings and biggest gainers, is an example of a company that has done both things well. The company recently teamed up with Tandy Corporation -- owner of Radio Shack -- to fulfill Tandy's direct marketing orders. Some of our other favorites in this area include Global Direct, with roughly a quarter of its sales coming from outside North America, and Micro Warehouse.

        America Online was the Fund's biggest winner. We like it because it capitalizes on the rising consumer demand for on-line services and, at the same time, the growth of the Internet as a distinct distribution channel. Consumers are using on-line services not only to access information, but to purchase goods and services as well.

        We also found direct marketer opportunities outside of technology. Seattle Filmworks has been very successful in its core mail-in film processing business and is poised to benefit from its entry into digital film processing. By using this digital technology, consumers will be able to transfer their photographs onto their personal computers. Amway Asia, one of our largest international holdings, also has done quite well as consumer spending grows in China. Door-to-door selling is popular in China, and the company has successfully marketed its cleaning products using that channel.

TRADITIONAL RETAILERS

Among the more traditional retailers, we've focused on companies that are successful in improving their market share, often at the expense of other retailers. PetSmart, for example, is a specialty retailer that has been grabbing market share from supermarkets, department stores,

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Seattle Filmworks followed by an up arrow and the phrase "New product improves revenues." The second listing is Elkjop followed by an up arrow and the phrase "Successful expansion into Sweden." The third listing is Geerlings & Wade followed by a down arrow and the phrase "Rising postal, paper and product cost." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

                                   [CAPTION]
       "...TECHNOLOGY-RELATED DIRECT MARKETERS HAVE BEEN SOME OF OUR BEST
                                 PERFORMERS..."

                     John Hancock Funds - Global Retail Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the period Sept. 29, 1994 through August 31, 1995." The chart is scaled in increments of 10% from bottom to top, with 40% at the top and 0% at the bottom. Within the chart there are two solid bars. The first represents the 35.61% total return for the John Hancock Global Retail Fund. The second represents the 7.18% total return for the average global fund. A footnote below reads: "The total return for John Hancock Global Retail Fund is at net asset value with all distributions reinvested. The average global fund is tracked by Lipper Analytical Services. (1) See following page for historical performance information."]

discounters and other pet stores. The company is now the largest retailer of pet supply products and services including food, grooming and medical care. Likewise, the book store chains Barnes & Noble and Borders are increasing their market shares.

        We have found some of our most exciting opportunities abroad. Norway-based Elkjop is a large consumer electronics retailer and distributor of cellular phones. The company has recently experienced impressive revenue and earnings gains as it expanded into Sweden, where it has rapidly gained market share. New Zealand-based Warehouse Club is another example. The warehouse club phenomenon has experienced much the same success in that country as it has in the United States, and to meet that increased demand the company has built more stores than it originally anticipated.

        We have selectively invested in apparel retailers. Some of our favorites are Tommy Hilfiger, a men's clothing retailer which has capitalized on the trend to more casual workplace clothing; Nine West, the lowest-cost producer of shoes in the United States; and Authentic Fitness, which has acquired well-known brands including Speedo, Catalina and White Stag and is building stores around these brands.

OUTLOOK

Consumer spending is beginning to account for an ever-increasing share of gross domestic product in many areas of the world, including Asia and Latin America. At the same time, retail stocks are getting more attention from investors in these and other foreign markets. But the outlook for consumer spending -- which is one of the main drivers of retail stocks -- remains mixed. So in our view, the key to investing successfully in the retail sector will be to find areas in which consumers will spend their discretionary dollars. Then we'll target companies that can build a franchise in these niches, take market share from their competitors and choose the right distribution channel -- either traditional or non-traditional -- to distribute their wares.


--------------------------------------------------------------------------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to additional risks than the market as a whole.


                                   [CAPTION]
           "...THE OUTLOOK FOR CONSUMERS SPENDING ... REMAINS MIXED."

                             A LOOK AT PERFORMANCE

The table on the right shows the cumulative total returns for John Hancock Global Retail Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. Performance is affected by a 12b-1 plan. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost depending on when you sell them.



Note: Participant-directed defined-contribution plans with at least 100 eligible employees at inception of the Fund account may purchase Class A shares without an initial sales charge as of March 15, 1995. If those shares are redeemed, however, during the year following the calendar year end during which they were purchased, a contingent deferred sales charge will be assessed.


                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE PERIOD ENDED JUNE 30, 1995

                                                                       LIFE OF
                                                                       FUND(1)
                                                                       -------
John Hancock Global Retail Fund: Class A                              15.12%(2)




                              NOTES TO PERFORMANCE

(1) Operations commenced on September 29, 1994.

(2) Effective September 29, 1994, the Adviser has undertaken to limit the Fund's expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee) to 0.90% of the Fund's daily net asset value. Without the limitation of expenses, the cumulative total return would have been 9.06% since inception.

                   WHAT HAPPENED TO A $10,000 INVESTMENT...

The chart on the right shows how much a $10,000 investment in the John Hancock Global Retail Fund would be worth on August 31, 1995, assuming you invested on the day the fund started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

[Line chart with the heading John Hancock Global Retail Fund representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Retail Fund on September 29, 1994, before sales charge, and is equal to $13,561 as of August 31, 1995. The second line represents the John Hancock Global Retail Fund after sales charge and is equal to $12,879 as of August 31, 1995. The third line represents the value of the Standard & Poor's 500 Stock Index and is equal to $12,446 as of August 31, 1995.]

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Global Retail Fund


THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON AUGUST 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.


STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks (cost - $504,045) .............................      $ 702,152
   Joint repurchase agreement (cost - $13,000) .................         13,000
                                                                      ---------
                                                                        715,152
  Cash .........................................................             83
  Receivable for investments sold ..............................         13,593
  Dividends receivable .........................................            187
  Foreign tax receivable .......................................            118
  Receivable from John Hancock Advisers, Inc. - Note B .........         39,446
  Deferred organization expenses - Note A ......................          5,925
                                                                      ---------
                    Total Assets ...............................        774,504
                    ------------------------------------------------------------

LIABILITIES:
  Payable for investments purchased ............................         10,004
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B .........................................         14,281
  Accounts payable and accrued expenses ........................         38,619
                                                                      ---------
                    Total Liabilities ..........................         62,904
                    ------------------------------------------------------------

NET ASSETS:
  Capital paid-in ..............................................        525,920
  Accumulated net realized loss on investments and
   foreign currency transactions ...............................        (12,423)
  Net unrealized appreciation of investments and
   foreign currency transactions ...............................        198,103
                                                                      ---------
                    Net Assets .................................      $ 711,600
                    ============================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
  Class A - $711,600/61,946 ....................................      $   11.49
================================================================================
MAXIMUM OFFERING PRICE PER SHARE *
  Class A - ($11.49 x 105.26%) .................................      $   12.09
================================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.


STATEMENT OF OPERATIONS
For the period September 29, 1994
(commencement of operations) to August 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest .....................................................      $   5,433
  Dividends (net of foreign withholding taxes of $258) .........          2,773
                                                                      ---------
                                                                          8,206
                                                                      ---------

  Expenses:
   Custodian fee ...............................................         23,750
   Auditing fee ................................................          7,500
   Printing ....................................................          6,069
   Investment management fee - Note B ..........................          4,205
   Distribution/service fee - Note B ...........................          1,577
   Transfer agent fee - Note B .................................          1,577
   Organization expense - Note A ...............................          1,341
   Legal fees ..................................................          1,000
   Registration and filing fees ................................            150
   Miscellaneous ...............................................            125
   Trustees' fees ..............................................             37
                                                                      ---------
                    Total Expenses .............................         47,331
                    ------------------------------------------------------------
                    Less Expenses Reimbursable
                    by John Hancock Advisers, Inc. -
                    Note B .....................................        (39,446)
                                                                      ---------
                    Net Expenses ...............................          7,885
                    ------------------------------------------------------------
                    Net Investment Income ......................            321
                    ------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on investments sold ........................        (12,423)
  Net realized loss on foreign currency transactions ...........           (320)
  Change in net unrealized appreciation/depreciation
   of investments ..............................................        198,107
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions ............................             (4)
                                                                      ---------
                    Net Realized and Unrealized Gain
                    on Investments and Foreign
                    Currency Transactions ......................        185,360
                    ------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ..................      $ 185,681
                    ============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Global Retail Fund

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
                                                                                                        FOR THE PERIOD
                                                                                                      SEPTEMBER 29, 1994
                                                                                                       (COMMENCEMENT OF
                                                                                                        OPERATIONS) TO
                                                                                                        AUGUST 31, 1995
                                                                                                      ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment Income ..............................................................................     $     321
  Net realized loss on investments sold and foreign currency transactions ............................       (12,743)
  Change in net unrealized appreciation/depreciation of investments and foreign
    currency transactions  ...........................................................................       198,103
                                                                                                           ---------
   Net Increase in Net Assets Resulting from Operations ..............................................       185,681
                                                                                                           ---------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.0133 per share) .....................................................................          (803)

  Distributions in excess of net investment income
   Class A - ($0.0140 per share) .....................................................................          (844)
                                                                                                           ---------
     Total Distributions .............................................................................        (1,647)
                                                                                                           ---------

FROM FUND SHARE TRANSACTIONS -- NET* .................................................................        27,566
                                                                                                           ---------

NET ASSETS:
  Initial Investment by John Hancock Advisers, Inc. - Note A .........................................       500,000
                                                                                                           ---------
  End of period ......................................................................................     $ 711,600
                                                                                                           =========

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                              FOR THE PERIOD
                                                                            SEPTEMBER 29, 1994
                                                                       (COMMENCEMENT OF OPERATIONS)
                                                                            TO AUGUST 31, 1995
                                                                       ----------------------------
                                                                        SHARES            AMOUNT
                                                                        ------           --------
CLASS A
  Shares sold ..................................................          4,064         $  36,313
  Shares issued to shareholders in reinvestment of
    distributions  .............................................              5                44
                                                                        -------         ---------
                                                                          4,069            36,357
  Less shares repurchased ......................................           (947)           (8,791)
                                                                        -------         ---------
  Net increase .................................................          3,122            27,566
  Initial Investment by John Hancock Advisers, Inc. - Note A ...         58,824           500,000
                                                                        -------         ---------
  Net increase and shares outstanding end of period ............         61,946         $ 527,566
                                                                        =======         =========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the commencement of operations. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the period, along with the corresponding dollar values.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Global Retail Fund


FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are as follows:

-------------------------------------------------------------------------------

                                                                                        FOR THE PERIOD SEPTEMBER 29, 1994
                                                                                          (COMMENCEMENT OF OPERATIONS)
                                                                                               TO AUGUST 31, 1995
                                                                                        ---------------------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ............................................              $ 8.50(a)
                                                                                                 ------
  Net Investment Income ...........................................................                0.01(b)
  Net Realized and Unrealized Gain on Investments and Foreign
    Currency Transactions                                                                          3.01
                                                                                                 ------
   Total from Investment Operations ...............................................                3.02
                                                                                                 ------
  Less Distributions:

  Dividends from Net Investment Income ............................................               (0.01)
  Distributions in excess of net investment income ................................               (0.02)
                                                                                                 ------

   Total Distributions ............................................................               (0.03)
                                                                                                 ------

  Net Asset Value, End of Period ..................................................              $11.49
                                                                                                 ======
  Total Investment Return at Net Asset Value ......................................               35.61%(d)
  Total Adjusted Investment Return at Net Asset Value (c)(e) ......................               28.69%(d)



RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) .......................................              $  712
  Ratio of Expenses to Average Net Assets ** ......................................                1.50%*
  Ratio of Adjusted Expenses to Average Net Assets (c) ............................                9.00%*
  Ratio of Net Investment Income to Average Net Assets ............................                0.06%*
  Ratio of Adjusted Net Investment Income to Average Net Assets (c) ...............               (7.44%)*
  Portfolio Turnover Rate .........................................................                  63%
  ** Expense Reimbursement Per Share ..............................................              $ 0.65(b)

 *  On an annualized basis.
(a) Initial price to commence operations.
(b) On average month end shares outstanding.
(c) On an unreimbursed basis without expense reduction.
(d) Not annualized.
(e) Unaudited.


THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, GAINS (LOSSES), DISTRIBUTIONS OF THE FUND AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE COMMENCEMENT OF OPERATIONS. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Global Retail Fund

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY GLOBAL RETAIL FUND ON AUGUST 31, 1995. IT'S DIVIDED INTO TWO MAIN CATEGORIES: COMMON STOCKS AND SHORT-TERM INVESTMENTS. THE COMMON STOCKS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
August 31, 1995
--------------------------------------------------------------------------------
                                                                         MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----
COMMON STOCKS
COMPUTER - DEVICES (6.46%)
  America Online, Inc.* ...........................          400        $ 26,300
  HNC Software, Inc.* .............................          300           7,350
  Netscape Communications Corp.* ..................          250          12,344
                                                                        --------
                                                                          45,994
                                                                        --------

CONSUMER PRODUCTS (5.66%)
  Duracraft Corp.* ................................          300          11,925
  Fedders Corp. (Class A) .........................          500           2,375
  Fedders, Corp. ..................................        2,000          13,500
  First Team Sports, Inc.* ........................          600          12,450
                                                                        --------
                                                                          40,250
                                                                        --------

FURNITURE (1.48%)
  Industrie Natuzzi Spa, American
   Depository Receipt, (ADR) (Italy) ..............          300          10,500
                                                                        --------

HOTELS & MOTELS (1.90%)
  La Quinta Inns, Inc. ............................          450          13,500
                                                                        --------

RETAIL - APPAREL/SHOE GROUP (12.97%)
  Authentic Fitness Corp. .........................          500          11,063
  Giordano International Ltd.,
   (Hong Kong) ....................................       20,000          16,406
  Nine West Group, Inc.* ..........................          600          25,575
  Oakley, Inc.* ...................................          700          22,487
  Tommy Hilfiger Corp.* ...........................          500          16,750
                                                                        --------
                                                                          92,281
                                                                        --------

RETAIL - BUILDING PRODUCTS (4.15%)
  Castorama Dubois (France) .......................          111          17,577
  Home Depot, Inc. ................................          300          11,962
                                                                        --------
                                                                          29,539
                                                                        --------

RETAIL - COMPUTERS/ELECTRONICS (15.38%)
  CDW Computer Centers, Inc.* .....................          300          16,050
  Circuit City Stores, Inc. .......................          300          10,350
  Elkjop Norge a. s. (Norway) .....................          700          18,819
  Global DirectMail Corp.* ........................          800          22,000
  Insight Enterprises, Inc.* ......................        1,000          18,500
  Micro Warehouse, Inc.* ..........................          500          23,750
                                                                        --------
                                                                         109,469
                                                                        --------

RETAIL - DISCOUNT & VARIETY (5.46%)
  Dollar General Corp. ............................          300           7,875
  Dollar Tree Stores, Inc.* .......................          500          14,875
  Warehouse Group Ltd. (The)
   (New Zealand) ..................................        4,800        $ 16,077
                                                                        --------
                                                                          38,827
                                                                        --------

RETAIL - DRUG STORES (3.61%)
  Eckerd Corp.* ...................................          300          10,987
  Walgreen Co. ....................................          600          14,700
                                                                        --------
                                                                          25,687
                                                                        --------

RETAIL - FOOD & RESTAURANTS (4.15%)
  Papa John's International, Inc.* ................          300          11,850
  Rock Bottom Restaurants, Inc.* ..................          700          17,675
                                                                        --------
                                                                          29,525
                                                                        --------

RETAIL - MAIL ORDER/DIRECT (8.15%)
  Amway Asia Pacific Ltd. .........................          300          11,925
  CUC International, Inc.* ........................          450          15,356
  Geerlings & Wade, Inc.* .........................          500           5,250
  Seattle Filmworks, Inc.* ........................        1,200          25,500
                                                                        --------
                                                                          58,031
                                                                        --------

RETAIL - MAJOR DEPARTMENT STORES (2.51%)
  Next, PLC (United Kingdom) ......................        3,000          17,903
                                                                        --------

RETAIL - MISCELLANEOUS/DIVERSIFIED (19.43%)
  Barnes & Noble, Inc.* ...........................          300          11,738
  Borders Group, Inc.* ............................          600          12,150
  Cifra S.A. de CV (Series C) (Mexico) ............        5,000           5,976
  Daisytek International Corp.*  ..................        1,000          23,250
  Dayton Hudson Corp. .............................          100           7,313
  Moovies, Inc.* ..................................          700          12,775
  OfficeMax, Inc.* ................................          750          17,625
  PetSmart, Inc.* .................................          600          18,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Global Retail Fund

                                                                         MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----
RETAIL - MISCELLANEOUS/DIVERSIFIED (CONTINUED)
  PMT Services, Inc.* .............................          500        $  9,188
  Regal Cinemas, Inc.* ............................          600          20,250
                                                                        --------
                                                                         138,265
                                                                        --------

RETAIL - SUPERMARKETS (7.36%)
  Albertson's, Inc. ...............................          400          12,750
  Carrefour Supermarche (France) ..................           40          22,331
  Santa Isabel S.A., (ADR) (Chile)* ...............          800          17,300
                                                                        --------
                                                                          52,381
                                                                        --------

                                TOTAL COMMON STOCKS
                                   (Cost $ 504,045)       (98.67%)      $702,152
                                                          ------        --------


                                                   INTEREST     PAR VALUE
                                                     RATE     (000'S OMITTED)
                                                   --------   ---------------
SHORT-TERM INVESTMENT
JOINT REPURCHASE AGREEMENT (1.83%)
  Investment in a joint repurchase agreement
   transaction with UBS Securities, Inc. -
   Dated 08-31-95, Due 09-01-95
   (Secured by US Treasury Bill,
   5.540% due 05-30-96; and US
   Treasury Note, 5.625% due 01-31-98)
   Note A .....................................     5.80%           13            13,000
                                                                                --------

                    TOTAL SHORT-TERM INVESTMENT
                                 (Cost $13,000)                  (1.83)%          13,000
                                                               -------          --------

                              TOTAL INVESTMENTS                (100.50)%        $715,152
                                                               =======          ========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


THE CONCENTRATION OF INVESTMENTS BY INDUSTRY GROUP FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, THE CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY THE COUNTRIES IN WHICH THE FUND INVESTS. THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT AUGUST 31, 1995 ASSIGNED TO THE VARIOUS COUNTRIES.


COUNTRY DIVERSIFICATION (Unaudited)
--------------------------------------------------------------------------------

                                                                      MARKET VALUE
                                                                      OF SECURITIES
                                                                     AS A PERCENTAGE
                                                                        OF FUND'S
COUNTRY DIVERSIFICATION                                                NET ASSETS
-----------------------                                              ---------------
Chile ........................................................             2.43%
France .......................................................             5.61
Hong Kong ....................................................             2.31
Italy ........................................................             1.48
Mexico .......................................................             0.84
New Zealand ..................................................             2.26
Norway .......................................................             2.64
United Kingdom ...............................................             2.52
United States ................................................            80.41
                                                                         ------
                                             TOTAL INVESTMENTS           100.50%
                                                                         ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Global Retail Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock World Fund (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Global Retail Fund (the "Fund", which commenced operations on September 29, 1994), John Hancock Pacific Basin Equities Fund and John Hancock Global Rx Fund.

        The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights to such distribution plan. There were no Class B shares outstanding during the period ended August 31, 1995. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing sources or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days or less are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For Federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are gains and losses for accounting purposes. Additionally, net capital losses of $12,423 attributable to security transactions incurred after October 31, 1994 are treated as arising on the first day (September 1, 1995) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date, or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis.

        The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principals.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Global Retail Fund

foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

        These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

        There were no open foreign currency forward contracts at August 31, 1995.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the written option.

        The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

        The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

        Risks may also arise if counterparties do not perform under the contracts' terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

        At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Global Retail Fund

        There were no written option transactions for the period ended August 31, 1995.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

        When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

        For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

        At August 31, 1995, there were no open positions in financial futures contracts.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $250,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $250,000,000.

        In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

        The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.90% of the Fund's daily net assets. Accordingly, the reduction in fees amounted to $39,446 for the period ended August 31, 1995. The Adviser reserves the right to terminate this limit in the future.

        The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended August 31, 1995, JH Funds received net sales charges of $1,287. Out of this amount, $358 was retained and used for printing prospectuses, advertising, sales literature and other purposes, and $929 was paid as sales commissions to unrelated broker-dealers.

        In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds, for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Global Retail Fund

of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

        The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Effective January 1, 1995, the Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Prior to January 1, 1995, the Fund paid a monthly transfer agent fee equivalent, on an annual basis, to 0.30% of the Fund's average daily net asset value plus out of pocket expenses incurred by Investor Services on behalf of the Fund for proxy mailings.

        Messrs. Edward J. Boudreau, Jr. and Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The Adviser owns 58,824 shares of beneficial interest of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock Funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the period ended August 31, 1995, aggregated $793,489 and $277,021, respectively.

        The cost of investments owned at August 31, 1995 for federal income tax purposes was $517,045. Gross unrealized appreciation and depreciation of investments aggregated $209,750 and $11,643, respectively, resulting in net unrealized appreciation of $198,107.

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended August 31, 1995, the Fund has reclassified amounts to reflect a decrease in capital paid-in of $1,646, a decrease in accumulated net investment loss of $320 and an increase in accumulated net investment income of $1,326. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                     John Hancock Funds - Global Retail Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Global Retail Fund and the Trustees of John Hancock World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Retail Fund (the "Fund") (a portfolio of John Hancock World Fund) at August 31, 1995, and the results of its operations, the changes in its net assets and financial highlights for the period September 29, 1994 (commencement of operations) through August 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1995 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
October 17, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended August 31, 1995.

        With respect to the Fund's ordinary taxable income for the fiscal year ended August 31, 1995, 100% of the dividends qualify for the corporate dividends received deduction.

        Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January of 1996. This will reflect the total of all distributions which are taxable for the calendar year 1995.

                                      NOTES

                     John Hancock Funds - Global Retail Fund

                                      NOTES

                     John Hancock Funds - Global Retail Fund

[LOGO] JOHN HANCOCK FUNDS                                            Bulk Rate
A GLOBAL INVESTMENT MANAGEMENT FIRM.                               U.S. Postage
101 HUNTINGTON AVENUE BOSTON, MA 02199-7603                            PAID
                                                                   Brockton, MA
                                                                  Permit No. 582




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box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."]




--------------------------------------------------------------------------------
This report is for the information of shareholders of the John Hancock Global Retail Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                                                                  JHD 3000A 8/95